UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
 THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 30, 2017

Green Bancorp, Inc.
(Exact name of registrant as specified in its charter)

TEXAS (State or other jurisdiction of incorporation)	001-36580 (Commission File Number)	42-1631980 (I.R.S. Employer Identification No.)

4000 Greenbriar
Houston, Texas 77098
(Address of principal executive offices, including zip code)
(713) 275 - 8220
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 7.01 Regulation FD Disclosure
On August 30, 2017, Green Bancorp, Inc. publicly disseminated a press release announcing its initial assessment of Hurricane Harvey's impact to its business.  A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.
The information furnished in Exhibit 99.1 of the Current Report on Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, and such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.
Item 9.01. Financial Statements and Exhibits

(d) Exhibits.  The following is furnished as an exhibit to this Current Report on Form 8-K:

Exhibit Number	Description of Exhibit
99.1	Press Release issued by Green Bancorp, Inc. dated August 30, 2017.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Green Bancorp, Inc.

Date: August 30, 2017	/s/ Terry S. Earley
Terry S. Earley
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press Release issued by Green Bancorp, Inc. dated August 30, 2017.